UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE AT OF 1934


                Date of report (Date of earliest event reported):
                                December 20, 2006


                               EPICEPT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        000-51290                                         52-1841431
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(Commission File Number)                       (IRS Employer Identification No.)


777 Old Saw Mill River Road
Tarrytown, NY                                                      10591
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (914) 606-3500
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 20, 2006, the registrant, EpiCept Corporation (the "Company") entered into a license agreement with DURECT Corporation (the "Agreement"), pursuant to which it has granted DURECT the exclusive worldwide rights to certain of Company's intellectual property for a transdermal patch containing bupivacaine for the treatment of back pain.

Under the terms of the Agreement, EpiCept will receive a $1.0 million payment and up to an additional $9.0 million in license fees and milestone payments as well as certain royalty payments.


ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

         99.1     Press release dated December 26, 2006
















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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EPICEPT CORPORATION

                                        By: /s/ Robert W. Cook
                                            ---------------------------------
                                        Name: Robert W. Cook
                                        Title: Chief Financial Officer

Date: December 26, 2006




















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
                                  EXHIBIT INDEX


    No.      Description
    ---      -----------

    99.1     Press release dated December 26, 2006.



























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